Exhibit 10.7

Warrant No. [ ]	December [ ], 2004

WARRANT TO PURCHASE COMMON STOCK

OF

STOCKERYALE, INC.

THIS WARRANT AND THE UNDERLYING SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER THE SECURITIES ACT OR, UPON RECEIPT OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SUCH SECURITIES AND (2) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

STOCKERYALE, INC., a Massachusetts corporation (the “Company”), hereby certifies that, for value received, [                    ], (together with its successors and assigns and any transferee of this Warrant, and its successors and assigns, the “Holder”), is entitled, subject to the terms and conditions set forth in this warrant (this “Warrant”), to purchase from the Company, at any time or times on or after the date hereof until 5:00 P.M., Boston, Massachusetts time on the fifth anniversary of the date hereof (the “Expiration Date”), [            ] duly authorized, validly issued, fully paid, nonassessable shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), which shall be adjusted or readjusted from time to time as provided in this Warrant (the “Warrant Shares”), at an initial purchase price per share equal to $1.38 (the “Initial Warrant Price”), which shall be adjusted or readjusted from time to time as provided in this Warrant (as adjusted, the “Warrant Price”).

Section 1. Exercise; Exchange of Warrant

1.1. Manner of Exercise; Exchange.

(a) Exercise. The Holder may exercise this Warrant, in whole or in part (except as to a fractional share), at any time and from time to time during normal business hours on any Business Day following the date hereof and on or prior to the Expiration Date, by (i) delivering to the Company at its principal executive offices a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), duly executed by the Holder, specifying the number of Warrant Shares (without giving effect to any adjustment thereto) to be issued to the Holder as a result of such exercise, (ii) surrendering this Warrant to the Company, properly endorsed by the Holder (or if this Warrant has been destroyed, stolen or has otherwise been misplaced, by delivering to the Company an affidavit of loss duly executed by the Holder, in which the Holder shall agree to indemnify the Company for any loss or expense incurred as a result), and (iii) by tendering payment for the shares of Common Stock designated by the Exercise Notice in lawful money of the United States in the form of cash, bank or certified check made payable to the order of the Company, or in any combination thereof, of an amount equal to the product of (A) the Warrant Price (after giving effect to any adjustment pursuant to Section 2 hereof) and (B) the number of Warrant Shares (after giving effect to any adjustment pursuant to Section 2 hereof) as to which this Warrant is being exercised.

(b) Net Exchange. The Holder may, at its option, in lieu of exercising or converting this Warrant pursuant to the terms of Section 1.1(a), elect to exchange this Warrant, in whole or in part (except as to a fractional share), at any time and from time to time during normal business hours on any Business Day following the date hereof and on or prior to the Expiration Date by (i) delivering to the Company at its principal executive offices a written notice, in the form attached hereto as Exhibit B (the “Exchange Notice”), duly executed by the Holder, specifying the number of Warrant Shares (without giving effect to any adjustment thereto) to be issued to the Holder as a result of such exchange, and (ii) surrendering this Warrant to the Company, properly endorsed by the Holder (or if this Warrant has been destroyed, stolen or has otherwise been misplaced, by delivering to the Company an affidavit of loss duly executed by the Holder, in which the Holder shall agree to indemnify the Company for any loss or expense incurred as a result), and the Holder shall thereupon be entitled to receive the number of Warrant Shares equal to the product of (A) the number of Warrant Shares that would be issuable upon exercise of this Warrant (or, if only a portion of this Warrant is being exercised, issuable upon the exercise of such portion) for cash, determined as provided in Section 2, and (B) a fraction, the numerator of which is the Fair Market Value per share of Common Stock at the time of such exercise minus the Warrant Price in effect at the time of such exercise, and the denominator of which is the Fair Market Value per share of Common Stock at the time of such exercise, such number of shares so issuable upon such exchange to be rounded up or down to the nearest whole number of shares of Common Stock.

(c) For all purposes of this Warrant (other than this Section 1.1), any reference herein to the “exercise” of this Warrant shall be deemed to include a reference to the exchange of this Warrant into Common Stock in accordance with the terms of Section 1.1(b), and any reference to an “Exercise Notice” shall be deemed to include a reference to an Exchange Notice in accordance with the terms of Section 1.1(b).

(d) Notwithstanding anything in this Warrant to the contrary, if this Warrant shall be surrendered for exercise within any period during which the transfer books for the Company’s Common Stock or other securities purchasable upon the exercise of this Warrant are closed for any purpose, the Company shall not be required to make delivery of certificates for the shares of Common Stock or other securities purchasable upon such exercise until the date of the reopening of said transfer books.

1.2. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall be deemed to have been surrendered to the Company as provided in Section 1.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided in Section 1.3 shall be deemed to have become the Holder or Holders of record thereof, provided, however, that if, at the date of surrender of such Warrant and payment of such Exercise Payment, the transfer books for the Common Stock or other class of stock purchasable upon the exercise of such Warrant shall be closed, the certificates for the Shares shall be issuable as of the date on which such books shall next be opened (whether before, on or after the Expiration Date), and until such date the Company shall be under no duty to deliver any certificate for such Shares.

1.3. Delivery of Stock Certificates Upon Exercise. As soon as reasonably practicable after exercise of this Warrant, in whole or in part, and in any event within ten (10) business days thereafter, in accordance with this Section 1, the Company shall, at its expense, cause to be issued in the name of and delivered to the Holder: (a) a certificate or certificates for the number of Warrant Shares, determined as provided in Section 2 of this Warrant, to which the Holder shall be entitled upon such exercise and, (b) unless this Warrant has expired or has been exercised in full, a new Warrant (or Warrants) of like tenor, dated the date hereof, for the number of Warrant Shares remaining following such exercise (without giving effect to any adjustment thereto), and shall be subject to adjustment as provided for in this Warrant as of the date hereof.

Section 2. Adjustments to Warrant Price and Warrant Shares

2.1. General. Following any adjustment to the Warrant Price pursuant to Section 2.2 below, the number of Warrant Shares that the Holder shall be entitled to receive upon exercise of this Warrant shall be determined by multiplying the number of Warrant Shares which would be issuable upon such exercise immediately prior to such adjustment, by a fraction, (i) the numerator of which shall be the Warrant Price as in effect immediately prior to such adjustment, and (ii) the denominator of which shall be Warrant Price in effect immediately following such adjustment.

2.2. Adjustments.

(a) Subdivision or Combination of Common Stock. If the Company shall at any time, or from time to time, after the date hereof subdivide its outstanding shares of Common Stock into a greater number of shares (by any stock split, stock dividend or otherwise), then the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, if the Company shall at any time after the date hereof combine its outstanding shares of Common Stock into a smaller number of shares (by any reverse stock split or otherwise), then the Warrant Price in effect immediately prior to such combination shall be proportionately increased.

(b) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Company shall be effected in such a way that Holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby the Holder shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the Warrant Shares immediately theretofore receivable upon the exercise of this Warrant in full, as the case may be, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such exercise of this Warrant in full had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

(c) Dividends and Distributions. In case, at any time prior to the Expiration Date, the Company shall declare a cash dividend upon its Common Stock payable otherwise than out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) or shall distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends and distributions) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Company convertible into or exchangeable for Common Stock), then, in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution, provision shall be made so that the Holder shall receive upon exercise hereof, in addition to the number of Warrant Shares issuable hereunder, the kind and amount of securities of the Company, cash or other property which the Holder would have been entitled to receive had this Warrant been exercised on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the date that the Holder exercises this Warrant, retained any such securities receivable during such period, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Holder; provided, however, that, in the event any dividend or distribution subject to this Section 2.2(c) is not actually paid, no adjustment to the Warrant Shares receivable upon exercise hereof shall be made.

Section 3. Merger, Consolidation, or Other Extraordinary Transaction.

In case of any consolidation of the Company with or merger of the Company with and into another corporation or other entity or any consolidation with or merger of any other corporation or other entity with and into the Company following which the Company’s stockholders immediately prior to such transaction control less than 50% of the voting equity of the resulting corporation or other entity or in case of any sale or conveyance to another corporation or other person or entity of all or substantially all of the assets of the Company as an entirety or substantially as an entirety (collectively, a “Consolidation”) (i) each Warrant Holder shall have the right to exercise any Warrant then held immediately prior to such Consolidation, upon payment of the Warrant Price then in effect (regardless whether or not the first anniversary of the date hereof shall have occurred) and (ii) the Warrants shall terminate and be of no further force and effect as of the consummation of such transaction.

Section 4. Covenants of the Company

4.1. The Company covenants and agrees that:

(a) all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable;

(b) during the period within which this Warrant may be exercised, it will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of rights represented by this Warrant;

(c) it shall not, by amendment to its certificate of incorporation (whether by way of merger, operation of law, or otherwise) or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, agreement or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company and shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders against impairment.

Section 5. Restrictions on Transfer

5.1. Restrictive Legend.

(a) The Holder understands and agrees that each certificate representing shares of Common Stock issued upon exercise of this Warrant, shall be stamped or otherwise imprinted with a legend in substantially the form as follows:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OR, UPON RECEIPT OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SUCH SECURITIES AND (2) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(b) If at any time any securities other than shares of Common Stock shall be issuable upon the exercise of this Warrant, such securities shall bear a legend similar to the one set forth above.

5.2. Compliance with Securities Laws on Transfer. This Warrant and the Warrant Shares issuable upon exercise of this Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of customary investment representation letters and legal opinions reasonably satisfactory to the Company). No opinion of counsel shall be required in connection with the transfer by the Holder to a wholly-owned subsidiary of the Holder, provided that the transferee agrees in writing to be subject to the terms of this Warrant.

5.3. Restrictions on Transfer. The Holder agrees with the Company not to, directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish a “put equivalent position” as such term is defined by Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise dispose of the Warrant, any Warrant Shares, options or warrants to acquire any Warrant Shares, or securities exchangeable or exercisable for or convertible into any Warrant Shares owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the Holder or publicly announce the Holder’s intention to do any of the foregoing or enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of any Warrant Shares, prior to the first anniversary of the date hereof without the prior written consent of the Company; provided, however, that the Holder may, without the prior written consent of the Company, transfer the Warrant or the Warrant Shares to a natural person who is an affiliate (as such term is defined in Rule 405 under the Securities Act) of the Company so long as (a) such transfer is exempt from the registration requirements of the Securities Act and the Holder delivers an opinion of counsel to such effect in form and substance reasonably satisfactory to the Company, (b) such transferee qualifies as an “accredited investor” as defined in Rule 501 under the Securities Act and executes a representation letter in a form substantially similar to the one executed by the Holder on the date hereof, (c) such transferee agrees in writing to be bound by the transfer restrictions in this Section 5.3 and (d) there are no more than ten (10) such transferees in the aggregate. For the sake of clarity, the restrictions set forth in this Section 5.3 do not affect the Holder’s right to exercise or exchange this Warrant in accordance with Section 1 hereof.

Section 6. Miscellaneous

6.1. Notice of Adjustments.

(a) Upon the occurrence of each adjustment or readjustment in the Warrant Price and the Warrant Shares issuable upon exercise of this Warrant, the Company, at its expense, shall promptly thereafter compute such adjustment or readjustment in accordance with the terms of this Warrant and provide written report thereof certified by the Chief Financial Officer of the Company to the Holder stating the number of Warrant Shares and the Warrant Price, after giving effect to such adjustment or readjustment, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(b) The Company shall also keep copies of all such reports generated pursuant to this Section 6.1 at its principal offices and will cause the same to be available for inspection at such offices during normal business hours by Holder any prospective purchaser of this Warrant designated by Holder.

6.2. Notice of Certain Events. In case at any time:

(a) the Company shall pay any dividend upon, or make any distribution in respect of, its Common Stock, whether in cash, property, stock or other securities and whether or not a regular cash dividend;

(b) there shall be any proposed capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another person or entity; or

(c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give notice to Holder at least ten (10) days prior to the date on which (i) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be.

6.3. Notice. Any notice that is required or provided to be given under this Warrant shall be deemed to have been sufficiently given and received for all purposes when delivered in writing by hand, or five (5) days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two (2) days after being sent by a nationally recognized overnight delivery service or by facsimile if receipt is confirmed, to the following addresses: if to the Company: StockerYale, Inc., Attn: Chief Financial Officer, 32 Hampshire Road, Salem, New Hampshire 03079, Facsimile: (603) 898-8851, or at any other address designated in writing by the Company, to Holder; if to Holder, at the address on the signature page, or at any other address designated by Holder to the Company in writing.

6.4. No Change in Warrant Terms on Adjustment. Irrespective of any adjustment in the Warrant Price or the number of shares of Common Stock, this Warrant, whether theretofore or thereafter issued or reissued, may continue to express the same price and number of shares of Common Stock as are stated herein and the Warrant Price and such number of Common Stock shares specified herein shall be deemed to have been so adjusted.

6.5. Issuance and Transfer Taxes. The issuance of certificates for shares of Common Stock upon any exercise of this Warrant shall be made without charge to Holder for any issuance tax in respect thereto; provided, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of Holder or upon any transfer of this Warrant.

6.6. Market Stand Off. Holder agrees, if requested by an underwriter engaged by the Company in connection with any underwritten public offering of the Company’s securities, not to sell or otherwise transfer or dispose of the Warrant Shares held by it for such period, not to exceed one hundred eighty (180) days following the effective date of the relevant registration statement filed under the Securities Act in connection with such public offering, as such underwriter shall specify reasonably and in good faith.

6.7. Exchange of Warrant. This Warrant is exchangeable at no cost to the Holder upon the surrender hereof by Holder at such office or agency of the Company, for a new warrant of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares that may be subscribed for and purchased hereunder from time to time after giving effect to all the provisions hereof, each of such new warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender.

6.8. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall at no cost to the Holder, on such reasonable terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

6.9. Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares on the exercise of a Warrant. If more than one Warrant shall be presented for exercise in full at the same time by the same Warrant Holder, the number of Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 6.9, be issuable on the exercise of any Warrant (or specified portions thereof), the number of Warrant Shares to be issued shall be rounded up or down to the nearest whole number.

6.10. Governing Law. This Warrant shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to conflict of laws principles thereof.

6.11. Section Headings; Construction. The descriptive headings in this Warrant have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision thereof or hereof. The parties have participated jointly in the negotiation and drafting of this Warrant and the other agreements, documents and instruments executed and delivered in connection herewith with counsel sophisticated in investment transactions. In the event an ambiguity or question of intent or interpretation arises, this Warrant shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Warrant and the agreements, documents and instruments executed and delivered in connection herewith.

6.12. Remedies; Severability. It is specifically understood and agreed that any breach of the provisions of this Warrant by any person subject hereto will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other remedies which they may have, such other parties may enforce their respective rights by actions for specific performance (to the extent permitted by law). Whenever possible, each provision of this Warrant shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Warrant.

6.13. Integration. This Warrant, including the exhibits referred to herein, constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

6.14. No Rights or Liabilities as Stockholder. Except as expressly set forth herein, nothing contained in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company or as imposing any obligation on Holder to purchase any securities or as imposing any liabilities on Holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or creditors of the Company.

6.15. Waivers and Consents; Amendments.

(a) For the purposes of this Warrant and all documents executed pursuant hereto, no course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof or thereof. No covenant or provision hereof may be waived otherwise than by a written instrument signed by the party or parties so waiving such covenant or other provision contemplated herein.

(b) No amendment to this Warrant may be made without the written consent of the Company and Holder or Holders who retain the right to receive greater than fifty percent (50%) of the shares of Common Stock issuable upon exercise of this Warrant.

(c) Any actions required to be taken with respect to consents, approvals or waivers required or contemplated to be given by Holder, shall require the vote of Holder or Holders who retain the right to receive greater than 50% of the shares of Common Stock issuable under this Warrant, and any such action by such majority interest vote shall bind all Holders.

6.16. Certain Definitions. The following terms as used in this Warrant shall have the following meanings:

(a) An “Affiliate” means any person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned person. A person shall be deemed to control another person if such first person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second person, whether through the ownership of voting securities, by contract or otherwise.

(b) “Business Day” means any day other than a Saturday or a Sunday or a day on which commercial banking institutions in Boston, Massachusetts are authorized or obligated by law or executive order to be closed. Any reference to “days” (unless Business Days are specified) shall mean calendar days.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Fair Market Value” means the value of a share of Common Stock determined in accordance with the following provisions:

(i) if such security is listed on a national securities exchange registered under the Securities Exchange Act of 1934, as amended, a price equal to the average of the closing sales prices for such security on such exchange for each day during the ten (10) consecutive trading days immediately preceding the date in question; and

(ii) if not so listed, and such security is quoted on the Nasdaq National Market or the Nasdaq SmallCap Market, a price equal to the average of the closing bid and asked prices for such security quoted on such system each day during the ten (10) consecutive trading days immediately preceding the date in question.

If the security is not listed or quoted as contemplated above, the Fair Market Value shall be the value of a share of Common Stock as determined by the Board of Directors of the Company in its reasonable good faith judgment.

6.17. Other Definitional Provisions.

(a) Except as otherwise specified herein, all references herein:

(i) to any person other than the Company, shall be deemed to include such person’s successors and assigns;

(ii) to the Company shall be deemed to include the Company’s successors; and

(iii) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

(b) When used in this Warrant, the words “herein”, “hereof” and “hereunder”, and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words “Section” and “Exhibit” shall refer to Sections of, and Exhibits to, this Warrant unless otherwise specified.

(c) Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized as of the date first written above.

STOCKERYALE, INC.

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

_______________

By:
Name:
Title:

Address:

EXHIBIT A

FORM OF EXERCISE NOTICE

[To be executed only upon exercise of Warrant pursuant to Section 1.1(a)]

To: STOCKERYALE, INC.

The undersigned registered Holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder,                                                           shares of the Common Stock and herewith makes payment of $                     therefor, and requests that the certificates for such shares be issued in the name of, and delivered to                                                  , whose address is                                                              .

Dated:
(Signature must conform in all respects to name of Holder as specified on the face of Warrant)

(Street Address)

(City) (State) (Zip Code)

EXHIBIT B

FORM OF EXCHANGE NOTICE

[To be executed only upon net exchange of the Warrant pursuant to Section 1.1(b)]

To: STOCKERYALE, INC.

The undersigned registered Holder of the within Warrant hereby irrevocably exchanges such Warrant with respect to                                                                               shares of the Common Stock which such Holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name of, and delivered to                                                  , whose address is                                                                  .

Dated:
(Signature must conform in all respects to name of Holder as specified on the face of Warrant)

(Street Address)

(City) (State) (Zip Code)